August 1, 2003


Cinema Electric, Inc.
Los Angeles Center Studios
1201 W. 5th Street
Maryland Building, Suite M-130
Los Angeles, California, USA 90017

Attention:     James F. Robinson, CEO

Brenex Oil Corporation
4685 South Highland Dr., Suite 202
Salt Lake City, UT 84117

Attn: Kathleen Morrison

Re: Memorandum of Understanding for the merger of a to be organized wholly-owned subsidiary ("Subsidiary") of Brenex Oil Corporation, a Utah corporation ("Brenex" or the "Company"), with and into Cinema Electric, Inc., a Delaware Corporation ("Cinema").

Dear Mr. Robinson and Ms. Morrison:

     This letter will confirm the following general terms upon which the Boards of Directors of Brenex and Cinema will adopt a Plan and Agreement of Merger (the "Plan of Merger") and whereby Subsidiary will merge with and into Cinema with Cinema being the surviving corporation and whereby Cinema will become a wholly-owned subsidiary of Brenex, on the closing of the Plan of Merger (the "Closing").

     We propose that a definitive agreement approved by your respective Boards of Directors be negotiated and executed and which will set forth in detail your intent, upon the following general terms and conditions.

     A.   The Merger.

          (i) Brenex shall incorporate Subsidiary in the State of Nevada;

          (ii) Brenex will complete a forward split of its common shares on the basis of one pre-split share to thirty post-split shares;

          (iii) Brenex shall issue approximately 3,333,333 shares or approximately 10.2% of its pre-merger issued and outstanding shares of $0.001 par value common voting stock ("Common Stock") in exchange for the rights of Universal Communication Systems, Inc., a Nevada Corporation ("UCSI"), pursuant to the terms of that certain Letter of Intent between UCSI and Cinema dated April 29, 2003 and attached hereto as Exhibit A.

          (iv) Brenex shall issue approximately 33,333,333 shares or approximately 48.1% of its post-merger Common Stock in exchange for all of the issued and outstanding Shares of Cinema.

          (v) At Closing the existing stockholders of Brenex shall own approximately 32,014,210 shares or approximately 46.2% of its Common Stock;

          (vi) At Closing, James Robinson shall execute a 5 year employment agreement to serve as Chief Executive Officer of Brenex and in addition to any other consideration therein shall receive an option to purchase 5,000,000 shares of Common Stock at an exercise price of $0.01/share.

          (vii) Upon Closing, Cinema shall pay to Jenson Services, Inc., a Utah corporation ("Jenson"), $50,000, in consideration of their payment and personal indemnification of Brenex, Subsidiary and Cinema of any and all past liabilities of any type or nature whatsoever of Brenex or Subsidiary existing at Closing, which will include the expenses of Brenex and Subsidiary related to the Plan of Merger, as set forth in Exhibit B, and the compromise and settlement of any amounts due and owing for advances of Jenson or otherwise that were incurred prior to Closing by Brenex or Subsidiary and/or the other expenses set forth in Exhibit B attached hereto and incorporated herein by reference; and

           (vi) The Merger is intended to be a tax-free reorganization under the Internal Revenue Code.

     B.   Definitive Agreement.

     The definitive agreement shall include, contain or provide:

          (i) Representations and Warranties. Customary and usual representations and warranties by the parties, and the principal executive officer of each of the parties shall certify these representations and warranties "to the best of his personal knowledge and information."

           (ii) Opinions of Counsel. For the delivery at Closing of favorable opinions of counsel for the corporate parties with respect to customary and usual matters of law covered under similar plans and parties.

          (iii)     Financial and Other Information.

                    (a) The examination and inspection of the books and records of each of the parties prior to Closing; the delivery no later than at Closing of customary schedules listing each party's material contracts; real and personal properties; pending, threatened and contemplated legal proceedings; employees; assets and liabilities, including contingencies and commitments; and other information reasonably requested;

                    (b) Brenex shall provide audited financial statements consisting of a balance sheet and a related statement of income for the period then ended which fairly present the financial condition of each as of their respective dates and for the periods involved, and such statements shall be prepared in accordance with generally accepted accounting principles consistently applied, on Closing, for such period or periods as shall be set forth in the definitive agreement; and

                   (c) The financial statements of Brenex and/or Subsidiary shall reflect no liabilities and no assets at Closing or satisfactory evidence of payment of all liabilities shall be provided.

          (iv) Expenses. In the event of the termination of the Plan of Merger or this Memorandum of Understanding for any reason, the retainer due in escrow upon signing the Memorandum of Understanding will be returned to Cinema from the Leonard
                    W. Burningham Trust, less any fees incurred by Mr. Burningham in conjunction with the preparation of the Plan of Merger not to exceed $10,000 plus the actual expenses incurred in completing the transaction (fax, mail, Fedex, etc.) and the costs of printing new stock certificates.

          (v) Conduct of Business of Brenex and Cinema Pending Closing. Until consummation or termination of the Plan of Merger, Brenex, Subsidiary and Cinema will conduct business only in the ordinary course and none of the assets of Brenex, Subsidiary or Cinema shall be sold or disposed of except in the ordinary course of business or with the written consent of the other party.

          (vi)      Other.

                    (a) Brenex, Subsidiary and Cinema shall have received all permits, authorizations, regulatory approvals and third party consents necessary for the consummation of the change of domicile and/or the Closing of the Plan of Merger, and all applicable legal requirements shall have been satisfied.

                    (b) The definitive agreement shall be executed as soon as practicable, and Brenex, Subsidiary and Cinema shall instruct their respective legal counsel to immediately prepare all necessary documentation upon the execution of this Memorandum of Understanding.

                    (c) The Boards of Directors of Brenex, Subsidiary and Cinema shall have approved the definitive agreement.

                    (d) Included in the Plan of Merger between Brenex, Subsidiary and Cinema shall be a no reverse split clause that guarantees replacement of the shares of common stock that are still owned at the time of any such reverse split by pre- Plan of Merger Brenex stockholders in the event that Brenex completes a reverse split that affects its outstanding common stock within 24 months of Closing;

                    (e) The pre-Closing officers, directors, and the holders of 5% or more of Brenex Common Stock shall execute an agreement to the effect that they will not sell or otherwise dispose of any equity securities of Brenex for a period of 1 year (the "Lock-up Period") following the Closing. The certificates representing the shares of Common Stock beneficially owned by such officers, directors and 5% shareholders shall be held by a mutually acceptable escrow agent during the Lock-up Period.

                    (f) All notices or other information deemed required or necessary to be given to any of the parties shall be given at the following addresses.

          Brenex Oil Corporation
          4685 South Highland Dr., Suite 202
          Salt Lake City, UT 84117

          Subsidiary
          4685 South Highland Dr., Suite 202
          Salt Lake City, UT 84117

          Leonard W. Burningham, Esq.
          455 East 500 South, Suite 205
          Salt Lake City, UT 84111

          Cinema Electric, Inc. ("Cinema ")
          Los Angeles Center Studios
          1201 W. 5th Street
          Maryland Building, Suite M-130
          Los Angeles, California, USA
          90017

          Jeffrey Rinde, Esq.
          Bondy & Schloss LLP
          60 East 42nd Street, 37th Floor
          New York, NY  10165

                    (g) Any finder's fee or similar payment with respect to the Plan of Merger shall be paid by the party or parties agreeing to such fee or payment.

                    (h) The definitive agreement shall contain customary and usual indemnification and hold harmless provisions.

                    (i) The transactions which are contemplated herein, to the extent permitted, shall be governed by and construed in accordance with the laws of the State of the Delaware.

                    (j) Each party and its agents, attorneys and representatives shall have full and free access to the properties, books and records of the other party (the confidentiality of which the investigating party agrees to retain) for purposes of conducting investigations of the other party.

                    (k) The substance of any public announcement with respect to the exchange, other than notices required by law, shall be approved in advance by all parties or their duly authorized representatives.

                    (l) In the event of the abandonment of this Memorandum of Understanding prior to the execution of the Plan of Merger, except as provided in paragraph B (iv), each party shall bear and pay its own costs and expenses and shall indemnify and hold the other parties harmless therefrom. Following execution and delivery of the Plan of Merger, it will control the rights of the parties in this respect.

     Except as provided in paragraphs B (iv), (v) and (vi) (l), this letter merely evidences the intention of the parties hereto and is not intended to be legally binding. The proposed agreement contemplated herein may be terminated by any of the parties at any time prior to the execution of the definitive agreement, which shall be controlling thereafter, and each of the parties agrees to hold the others harmless for any attorney's fees, accountant's fees, expenses or other damages which may be incurred by failure to consummate the Plan of Merger, except as provided in paragraph B (iv).

     C. Counterparts. This Memorandum of Understanding may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

     D. Confidentiality. By its execution hereof, Brenex acknowledges to and agrees with Cinema that in the exercise of the several rights granted to it pursuant to this Memorandum of Understanding, Brenex, and/or its agents and affiliates, may become familiar with or aware of certain Confidential Information (as such term is hereinafter defined) disclosed by Cinema or one or more of its officers, directors, employees, shareholders, partners, agents or representatives (each of such relationships being defined herein as an
"Affiliate").   Accordingly, Brenex hereby agrees that any and all
Confidential Information disclosed or furnished to it, or to any of its Affiliates, by Cinema or any of its Affiliates, is and shall remain proprietary to Cinema. Neither Brenex, nor any Affiliate of Brenex, shall have any rights to distribute or divulge any of such Confidential Information to any third party without Cinema 's prior consent, or to use any of such Confidential Information in any way detrimental to Cinema or any of its Affiliates, or in any way which would otherwise destroy, injure or impair any of Cinema 's or its Affiliates' rights in or in respect of any such Confidential Information including, without limitation, by using any of such Confidential information to solicit away from Cinema any of its employees, contractors, customers or vendors or other business relationships, or to establish or assist any person or entity which is or will be, directly or indirectly, in competition with Cinema . For purposes of this Agreement, the term "Confidential Information" shall mean any and all proprietary information belonging to Cinema, whether tangible or intangible, written or oral, including, without limitation, any intellectual property rights, books and records, computer software and files, lists of (or proprietary information concerning) its customers, suppliers, vendors and other business relationships, and any other item which may properly be classified as a protected trade secret. Brenex expressly agrees and understands that its agreement to abide by the provisions of this Section D constitute a material part of the consideration inducing Cinema to enter into this Memorandum of Understanding and consider the transactions contemplated herein, and that any violation of such provisions could create immediate and irreparable harm to Cinema. In the event of any breach of this Section D, the parties hereby agree that, in addition to whatever other remedies may be available to Cinema, it shall be entitled to seek injunctive and other equitable relief, and Brenex hereby waives any bonding or other requirement as a precursor thereto.

     If the foregoing correctly sets forth the substance of the understanding of the parties, please execute this Memorandum of Understanding in duplicate, retain one copy for your records, and return one to Jeffrey A. Rinde at his address, which is c/o Bondy & Schloss LLP, 60 East 42nd Street, New York, NY 10165, and one to Leonard W. Burningham, Esq. at his address, which is Suite 205 Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111; you may send one signed copy by facsimile transmission to 801-355-7126.

Very truly yours,

BONDY & SCHLOSS LLP

 /s/ Jeffrey A. Rinde
-------------------------
Jeffrey A. Rinde, Partner


Accepted this 1st day of August 2003.



Cinema Electric, Inc.,
a Delaware Corporation

/s/ James F. Robinson
-----------------------------
James F. Robinson, CEO



Brenex Oil Corporation,
a Utah Corporation

/s/ Kathleen L. Morrison
------------------------------
Kathleen L. Morrison,  Secretary



Universal Communication Systems, Inc.,
a Nevada Corporation

/s/ Michael Zwebner
-------------------------------
Michael Zwebner, CEO



Jenson Services, Inc.,
a Utah Corporation

/s/ Jeff D. Jenson
-------------------------------
Jeff D. Jenson

                          EXHIBIT "B"

     The following expenses will be included and paid by Jenson Services in conjunction with the Plan of Merger, assuming receipt by the Leonard W. Burningham, Esq. Trust Account of the $10,000 retainer and receipt by Jenson Services of the $50,000 less the expenses incurred in paragraph B (iv) upon
Closing:

              Legal work to be completed by Leonard W. Burningham, Esq. pursuant to his engagement letter.
               -    Incorporation of Subsidiary.
               -    Plan of Merger.

              Execution of Closing documents by officers and directors of Brenex, Subsidiary and Cinema .
               - Brenex officers and directors and/or the officers and directors of the Subsidiary will offer resignations.
               -    Close of escrow on funds and transfer of shares.

              Post-Plan of Merger filings are made, with the following agencies (usually takes 7 to 10 business days).

               - Articles of Amendment reflecting new name "Cinema Electric, Inc.".
               -    Certificate of Designation   define rights, title, and
                    preferences for classes of stock or warrants that are authorized (pre-Plan of Merger task).
               -    National Quotation Bureau ("NQB") new cusip number.
               -    National Association of Securities Dealers ("NASD")
                    request new symbol submit top three choices.
               -    S&P filing.  This does not include the filing fees.
               -    New 15c2-11 delivered to broker.

     The following expenses will be included and paid by Cinema, in conjunction with the Plan of Merger:

              Order and issue new certificates;

              Cinema audited Financial Statements for the most recent year end and interim statements subsequent to the fiscal year end for the most recent period ended; and

              Pro forma combined balance sheet taking into consideration the Plan of Merger.